Exhibit 99.1

Ur-Energy Releases 2025 Q1 Results and Announces Receipt of Final Approval for Lost Creek Expansion

Littleton, Colorado (ACCESS Newswire – May 8, 2025) Ur-Energy Inc. (NYSE American:URG) (TSX:URE) (the “Company”  or “Ur-Energy”) has filed the Company’s Form 10-Q for the quarter ended March 31, 2025, with the U.S. Securities and Exchange Commission at www.sec.gov/edgar.shtml and with Canadian securities authorities at www.sedarplus.ca.

Ur-Energy CEO, John Cash said: “We appreciate the Wyoming Water Quality Division and EPA’s careful consideration of the aquifer exemption for the LC East and KM Amendment areas for the Lost Creek Permit to Mine. The issuance of the aquifer exemption is the culmination of many years of thorough analysis and is the final approval required to mine within the specified geologic horizons. The nuclear fuel generated from the Lost Creek Project will provide clean, baseload power for U.S. and European power plants while diversifying Wyoming’s tax base and reducing our nation’s reliance on uranium from other countries.”

Lost Creek Operations

During 2025 Q1 operations at Lost Creek, we dried and packaged 83,066 pounds and shipped 106,301 pounds U3O8 to the conversion facility. At quarter end, our in-process inventory at Lost Creek was approximately 29,700 pounds, our drummed inventory at Lost Creek was 10,772 pounds, and our finished inventory at the conversion facility was 368,540 pounds. Subsequent to quarter end, we shipped an additional 35,287 pounds U3O8. We now have 403,827 pounds U3O8 in inventory at the conversion facility.

As previously disclosed, our wellfield flow rate has increased by 44% since the beginning of March 2025 and is now routinely over 2,800 gallons per minute. Additional flow increases are expected throughout the summer as our current fleet of 19 contract drill rigs and Company construction staff bring on additional header houses and enhance flow in existing wells through routine maintenance and improvements. Head grade remains on target. The Lost Creek processing plant is reducing in-circuit inventory with both dryers operating routinely and other process circuits performing more consistently.

Subsequent to quarter-end, we received the Wyoming Department of Environmental Quality (WDEQ) amendments to our Lost Creek permit to mine. This final permitting action by the State, following the license amendment received from WDEQ Uranium Recovery Program (URP) in 2021, allows for the expansion of recovery operations in up to six additional mine units in the HJ and KM horizons at our LC East Project and HJ mine units at Lost Creek. The State’s permit approval was followed by the final concurrence and approval for the expansion: the related aquifer exemption from the U.S. Environmental Protection Agency, which was received May 1, 2025.

We anticipate that we will deliver and sell 440,000 pounds U3O8 at an average price per pound sold of $61.56 in 2025 from which we expect to realize revenues of $27.1 million from our U3O8 sales.

Financial Results

As of March 31, 2025, we had cash resources of $86.0 million, which was a decrease of $1.1 million from the $87.1 million balance on December 31, 2024. During the three months ended March 31, 2025, we generated $2.8 million from operating activities, used $3.8 million on investing activities, and used less than $0.1 million on financing activities.

U3O8 Sales by Product, U3O8 Product Cost, and U3O8 Product Profit 1

The following table provides information on our U3O8 sales, product costs, and product profit.

	Unit	2024 Q2	2024 Q3	2024 Q4	2025 Q1

U3O8 Pounds Sold
Produced	lb	75,000	100,000	95,000	-
Non-produced	lb	-	-	300,000	-
	lb	75,000	100,000	395,000	-

U3O8 Product Sales
Produced	$000	4,624	6,165	5,857	-
Non-produced	$000	-	-	16,500	-
	$000	4,624	6,165	22,357	-

U3O8 Price per Pounds Sold
Produced	$/lb	61.65	61.65	61.65	-
Non-produced	$/lb	-	-	55.00	-
	$/lb	61.65	61.65	56.60	-

U3O8 Product Costs
Ad valorem and severance taxes	$000	42	81	164	-
Cash costs	$000	2,336	3,798	4,774	-
Non-cash costs	$000	749	1,012	958	-
Produced	$000	3,127	4,891	5,896	-
Non-produced	$000	-	-	22,760	-
	$000	3,127	4,891	28,656	-

U3O8 Cost per Pound Sold
Ad valorem and severance taxes	$/lb	0.56	0.81	1.73	-
Cash costs	$/lb	31.15	37.98	50.25	-
Non-cash costs	$/lb	9.98	10.12	10.08	-
Produced	$/lb	41.69	48.91	62.06	-
Non-produced	$/lb	-	-	75.87	-
	$/lb	41.69	48.91	72.55	-

U3O8 Product Profit (Loss)
Produced	$000	1,497	1,274	(39)	-
Non-produced	$000	-	-	(6,260)	-
	$000	1,497	1,274	(6,299)	-

U3O8 Gross Product Profit (Loss) per Pound Sold
Produced	$/lb	19.96	12.74	(0.41)	-
Non-produced	$/lb	-	-	(20.87)	-
	$/lb	19.96	12.74	(15.95)	-

U3O8 Product Profit (Loss) Margin per Pound Sold
Produced	%	32.4%	20.7%	(0.7)%	-
Non-produced	%	-	-	(37.9)%	-
	%	32.4%	20.7%	(28.2)%	-
[1]

The U3O8 and cost per pound measures included in the above table do not have a standardized meaning within US GAAP or a defined basis of calculation. These measures are used by management to assess business performance and determine production and pricing strategies. They may also be used by certain investors to evaluate performance.

We made no product sales in 2025 Q1. Our sales in 2025 are projected at 440,000 pounds of U3O8 at an average price per pound sold of $61.56 and we expect to realize revenues of $27.1 million. The deliveries are under two agreements negotiated in 2022 and 2023, when the long-term price was between $43 and $57 per pound.

U3O8 Production and Ending Inventory

The following tables provide information on our production and ending inventory of U3O8 pounds.

U3O8 Production	Unit	2024 Q2	2024 Q3	2024 Q4	2025 Q1

Pounds captured	lb	70,679	75,075	81,771	74,479
Pounds drummed	lb	64,170	71,804	74,006	83,066
Pounds shipped	lb	70,390	67,488	66,526	106,301
Non-produced pounds purchased or borrowed	lb	-	-	550,000	-

U3O8 Ending Inventory	Unit	2024 Q2	2024 Q3	2024 Q4	2025 Q1

Pounds
In-process inventory	lb	86,204	90,140	39,169	29,700
Plant inventory	lb	21,570	26,580	33,919	10,772
Conversion inventory - produced	lb	74,625	40,713	12,239	118,540
Conversion inventory - non-produced	lb	-	-	250,000	250,000
	lb	182,399	157,433	335,327	409,012

Value
In-process inventory	$000	447	427	42	382
Plant inventory	$000	1,072	1,499	1,840	582
Conversion inventory - produced	$000	3,555	2,320	704	6,463
Conversion inventory - non-produced	$000	-	-	18,158	16,058
	$000	5,074	4,246	20,744	23,485

Cost per Pound
In-process inventory	$/lb	5.19	4.74	1.07	12.86

Plant inventory	$/lb	49.70	56.40	54.25	54.03

Conversion inventory:
Ad valorem and severance tax	$/lb	0.67	1.63	1.57	2.16
Cash cost	$/lb	36.77	45.26	46.83	43.43
Non-cash cost	$/lb	10.20	10.09	9.12	8.94
Conversion inventory - produced	$/lb	47.64	56.98	57.52	54.53
Conversion inventory - non-produced	$/lb	-	-	72.63	64.23
	$/lb	47.64	56.98	71.93	61.11

2025 Looking Ahead

We made great strides at Shirley Basin on construction and development activities in 2024. Now, in 2025, we are actively growing into a two-mine site Company. This became particularly true in Q1, as we began hiring additional management and staff and, subsequent to quarter-end, mobilized drill rigs from Lost Creek to begin development drilling for the first mine unit at Shirley Basin. Initial Shirley Basin management and staff include lateral moves of experienced Lost Creek personnel to form the initial core construction and wellfield team. We plan to continue to find opportunities to train new staff at Lost Creek and likely may move experienced operators to Shirley Basin when our phased recruitment plan calls for those hires in 2025 Q3.

With the move of two drill rigs to Shirley Basin, we now have 19 drill rigs working at Lost Creek, which is sufficient for our present development requirements and our planned 2025 exploration programs. Since the start of 2025, we have brought three header houses (HHs) online at Lost Creek: HH 2-12 in January, HH 2-13 in March and HH 2-14 on May 1, 2025.

At Lost Creek, we drummed 83,066 pounds in 2025 Q1 as drying activities began to increase. This allowed us to increase the average flow rate into the plant to approximately 2,066 gallons per minute in March. Subsequently, we were able to increase the average flow rate to 2,762 gallons per minute in April, which led to increased production in April of 38,646 pounds captured and 43,226 pounds drummed.

The wellfield flow rate at Lost Creek increased by 44% since the beginning of March 2025 and is now routinely over 2,800 gallons per minute. Additional flow increases are expected throughout the summer as we bring on additional header houses and enhance flow in existing wells through routine maintenance and improvements. Head grade remains on target and remains on a positive trend.

The Lost Creek processing plant is reducing in-circuit inventory with both dryers operating routinely and other process circuits performing more consistently.

We are generally fully staffed at Lost Creek and retention has improved in recent months, including within our Lost Creek management group. This has allowed us to better train our staff and place a greater focus on their safety.

The Casper construction shop is functioning well and meeting our present header house development needs for Lost Creek and is in position to meet our development needs at Shirley Basin as we move towards production there.

With much development and pre-construction advanced at Shirley Basin in 2024, we are now progressing wellfield development, construction of the modular office building (expected to be complete in 2025 Q3), additional roadwork, and earthwork at the plant site to allow concrete work to begin in May.

As noted above, hiring completed for Shirley Basin includes our Mine Manager and several key managers, nearly all construction and casing staff and the first among our wellfield services team. Our staff of production geologists is in place at the project. In Q2, we will onboard an engineer, a health physicist and geological logging staff, all of whom have been hired. Our phased recruitment program is anticipated to allow for more thorough safety and task training of staff prior to commencement of operations.

We look forward to the commencement of operations at Shirley Basin, as it will diversify our production sources and further support our efforts to remain a leading U.S. uranium producer. We also anticipate restarting exploration programs to identify additional mineral resources and supplement future production.

As discussed above, we have secured multi-year sales agreements with leading nuclear companies, including several which include market-related pricing components. We now have seven agreements that call for combined annual delivery of a base amount of 440,000 to 1,300,000 pounds of U3O8 from 2025 through 2030, with additional deliveries of 100,000 called for in 2032 and 2033. Sales prices are anticipated to be profitable on an all-in production cost basis and escalate annually from initial pricing.

Our cash position as of May 2, 2025, was $66.0 million.

With additional staff and contractors and significant construction and operational activity at both mine sites, we continue to focus on maintaining safe and compliant operations.

About Ur-Energy

Ur-Energy is a uranium mining company operating the Lost Creek in situ recovery uranium facility in south-central Wyoming. We have produced and packaged approximately 2.9 million pounds U3O8 from Lost Creek since the commencement of operations. Ur-Energy has all major permits and authorizations to begin construction at Shirley Basin, the Company’s second in situ recovery uranium facility in Wyoming and is advancing Shirley Basin construction and development following the March 2024 ‘go’ decision for the mine. We await the remaining regulatory authorization for the expansion of Lost Creek. Ur-Energy is engaged in uranium mining, recovery and processing activities, including the acquisition, exploration, development, and operation of uranium mineral properties in the United States. The primary trading market for Ur-Energy’s common shares is on the NYSE American under the symbol “URG.” Ur-Energy’s common shares also trade on the Toronto Stock Exchange under the symbol “URE.” Ur-Energy’s corporate office is in Littleton, Colorado and its registered office is in Ottawa, Ontario.

FOR FURTHER INFORMATION, PLEASE CONTACT

John W. Cash, Chairman, CEO and President

+1 720-981-4588, ext. 303

John.Cash@Ur-Energy.com

Cautionary Note Regarding Forward-Looking Information

This release may contain “forward-looking statements” within the meaning of applicable securities laws regarding events or conditions that may occur in the future (e.g., our ability to maintain operations at Lost Creek and construction and buildout at Shirley Basin in a safe and compliant fashion; ability and timing to complete our ramp-up to full production levels at Lost Creek; our ability to timely deliver into our contractual obligations; the ability to advance development and construction priorities at Lost Creek and Shirley Basin including further recruitment, training and retention of employees; whether we will proceed with the planned exploration programs and what the results will be; and the ability to complete build out of Shirley Basin as currently projected and budgeted) and are based on current expectations that, while considered reasonable by management at this time, inherently involve a number of significant business, economic and competitive risks, uncertainties and contingencies. Generally, forward-looking statements can be identified by the use of forward-looking terminology such as “plans,” “expects,” “does not expect,” “is expected,” “is likely,” “estimates," “intends,” “anticipates,” “does not anticipate,” or “believes,” or variations of the foregoing, or statements that certain actions, events or results “may,” “could,” “might” or “will be taken,” “occur,” “be achieved” or “have the potential to.” All statements, other than statements of historical fact, are considered to be forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements express or implied by the forward-looking statements. Factors that could cause actual results to differ materially from any forward-looking statements include, but are not limited to, capital and other costs varying significantly from estimates; failure to establish estimated resources and reserves; the grade and recovery of ore which is mined varying from estimates; production rates, methods and amounts varying from estimates; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; inflation; changes in exchange rates; fluctuations in commodity prices; delays in development and other factors described in the public filings made by the Company at www.sedarplus.ca and www.sec.gov. Readers should not place undue reliance on forward-looking statements. The forward-looking statements contained herein are based on the beliefs, expectations and opinions of management as of the date hereof and Ur-Energy disclaims any intent or obligation to update them or revise them to reflect any change in circumstances or in management’s beliefs, expectations or opinions that occur in the future.

Ur-Energy Releases 2025 Q1 Results and Announces Receipt of Final Approval for Lost Creek Expansion

Littleton, Colorado (ACCESS Newswire – May 8, 2025) Ur-Energy Inc. (NYSE American:URG) (TSX:URE) (the “Company”  or “Ur-Energy”) has filed the Company’s Form 10-Q for the quarter ended March 31, 2025, with the U.S. Securities and Exchange Commission at www.sec.gov/edgar.shtml and with Canadian securities authorities at www.sedarplus.ca.

Ur-Energy CEO, John Cash said: “We appreciate the Wyoming Water Quality Division and EPA’s careful consideration of the aquifer exemption for the LC East and KM Amendment areas for the Lost Creek Permit to Mine. The issuance of the aquifer exemption is the culmination of many years of thorough analysis and is the final approval required to mine within the specified geologic horizons. The nuclear fuel generated from the Lost Creek Project will provide clean, baseload power for U.S. and European power plants while diversifying Wyoming’s tax base and reducing our nation’s reliance on uranium from other countries.”

Lost Creek Operations

During 2025 Q1 operations at Lost Creek, we dried and packaged 83,066 pounds and shipped 106,301 pounds U3O8 to the conversion facility. At quarter end, our in-process inventory at Lost Creek was approximately 29,700 pounds, our drummed inventory at Lost Creek was 10,772 pounds, and our finished inventory at the conversion facility was 368,540 pounds. Subsequent to quarter end, we shipped an additional 35,287 pounds U3O8. We now have 403,827 pounds U3O8 in inventory at the conversion facility.

As previously disclosed, our wellfield flow rate has increased by 44% since the beginning of March 2025 and is now routinely over 2,800 gallons per minute. Additional flow increases are expected throughout the summer as our current fleet of 19 contract drill rigs and Company construction staff bring on additional header houses and enhance flow in existing wells through routine maintenance and improvements. Head grade remains on target. The Lost Creek processing plant is reducing in-circuit inventory with both dryers operating routinely and other process circuits performing more consistently.

Subsequent to quarter-end, we received the Wyoming Department of Environmental Quality (WDEQ) amendments to our Lost Creek permit to mine. This final permitting action by the State, following the license amendment received from WDEQ Uranium Recovery Program (URP) in 2021, allows for the expansion of recovery operations in up to six additional mine units in the HJ and KM horizons at our LC East Project and HJ mine units at Lost Creek. The State’s permit approval was followed by the final concurrence and approval for the expansion: the related aquifer exemption from the U.S. Environmental Protection Agency, which was received May 1, 2025.

We anticipate that we will deliver and sell 440,000 pounds U3O8 at an average price per pound sold of $61.56 in 2025 from which we expect to realize revenues of $27.1 million from our U3O8 sales.

Financial Results

As of March 31, 2025, we had cash resources of $86.0 million, which was a decrease of $1.1 million from the $87.1 million balance on December 31, 2024. During the three months ended March 31, 2025, we generated $2.8 million from operating activities, used $3.8 million on investing activities, and used less than $0.1 million on financing activities.

U3O8 Sales by Product, U3O8 Product Cost, and U3O8 Product Profit 1

The following table provides information on our U3O8 sales, product costs, and product profit.

	Unit	2024 Q2	2024 Q3	2024 Q4	2025 Q1

U3O8 Pounds Sold
Produced	lb	75,000	100,000	95,000	-
Non-produced	lb	-	-	300,000	-
	lb	75,000	100,000	395,000	-

U3O8 Product Sales
Produced	$000	4,624	6,165	5,857	-
Non-produced	$000	-	-	16,500	-
	$000	4,624	6,165	22,357	-

U3O8 Price per Pounds Sold
Produced	$/lb	61.65	61.65	61.65	-
Non-produced	$/lb	-	-	55.00	-
	$/lb	61.65	61.65	56.60	-

U3O8 Product Costs
Ad valorem and severance taxes	$000	42	81	164	-
Cash costs	$000	2,336	3,798	4,774	-
Non-cash costs	$000	749	1,012	958	-
Produced	$000	3,127	4,891	5,896	-
Non-produced	$000	-	-	22,760	-
	$000	3,127	4,891	28,656	-

U3O8 Cost per Pound Sold
Ad valorem and severance taxes	$/lb	0.56	0.81	1.73	-
Cash costs	$/lb	31.15	37.98	50.25	-
Non-cash costs	$/lb	9.98	10.12	10.08	-
Produced	$/lb	41.69	48.91	62.06	-
Non-produced	$/lb	-	-	75.87	-
	$/lb	41.69	48.91	72.55	-

U3O8 Product Profit (Loss)
Produced	$000	1,497	1,274	(39)	-
Non-produced	$000	-	-	(6,260)	-
	$000	1,497	1,274	(6,299)	-

U3O8 Gross Product Profit (Loss) per Pound Sold
Produced	$/lb	19.96	12.74	(0.41)	-
Non-produced	$/lb	-	-	(20.87)	-
	$/lb	19.96	12.74	(15.95)	-

U3O8 Product Profit (Loss) Margin per Pound Sold
Produced	%	32.4%	20.7%	(0.7)%	-
Non-produced	%	-	-	(37.9)%	-
	%	32.4%	20.7%	(28.2)%	-

[1]

The U3O8 and cost per pound measures included in the above table do not have a standardized meaning within US GAAP or a defined basis of calculation. These measures are used by management to assess business performance and determine production and pricing strategies. They may also be used by certain investors to evaluate performance.

We made no product sales in 2025 Q1. Our sales in 2025 are projected at 440,000 pounds of U3O8 at an average price per pound sold of $61.56 and we expect to realize revenues of $27.1 million. The deliveries are under two agreements negotiated in 2022 and 2023, when the long-term price was between $43 and $57 per pound.

U3O8 Production and Ending Inventory

The following tables provide information on our production and ending inventory of U3O8 pounds.

U3O8 Production	Unit	2024 Q2	2024 Q3	2024 Q4	2025 Q1

Pounds captured	lb	70,679	75,075	81,771	74,479
Pounds drummed	lb	64,170	71,804	74,006	83,066
Pounds shipped	lb	70,390	67,488	66,526	106,301
Non-produced pounds purchased or borrowed	lb	-	-	550,000	-

U3O8 Ending Inventory	Unit	2024 Q2	2024 Q3	2024 Q4	2025 Q1

Pounds
In-process inventory	lb	86,204	90,140	39,169	29,700
Plant inventory	lb	21,570	26,580	33,919	10,772
Conversion inventory - produced	lb	74,625	40,713	12,239	118,540
Conversion inventory - non-produced	lb	-	-	250,000	250,000
	lb	182,399	157,433	335,327	409,012

Value
In-process inventory	$000	447	427	42	382
Plant inventory	$000	1,072	1,499	1,840	582
Conversion inventory - produced	$000	3,555	2,320	704	6,463
Conversion inventory - non-produced	$000	-	-	18,158	16,058
	$000	5,074	4,246	20,744	23,485

Cost per Pound
In-process inventory	$/lb	5.19	4.74	1.07	12.86

Plant inventory	$/lb	49.70	56.40	54.25	54.03

Conversion inventory:
Ad valorem and severance tax	$/lb	0.67	1.63	1.57	2.16
Cash cost	$/lb	36.77	45.26	46.83	43.43
Non-cash cost	$/lb	10.20	10.09	9.12	8.94
Conversion inventory - produced	$/lb	47.64	56.98	57.52	54.53
Conversion inventory - non-produced	$/lb	-	-	72.63	64.23
	$/lb	47.64	56.98	71.93	61.11

2025 Looking Ahead

We made great strides at Shirley Basin on construction and development activities in 2024. Now, in 2025, we are actively growing into a two-mine site Company. This became particularly true in Q1, as we began hiring additional management and staff and, subsequent to quarter-end, mobilized drill rigs from Lost Creek to begin development drilling for the first mine unit at Shirley Basin. Initial Shirley Basin management and staff include lateral moves of experienced Lost Creek personnel to form the initial core construction and wellfield team. We plan to continue to find opportunities to train new staff at Lost Creek and likely may move experienced operators to Shirley Basin when our phased recruitment plan calls for those hires in 2025 Q3.

With the move of two drill rigs to Shirley Basin, we now have 19 drill rigs working at Lost Creek, which is sufficient for our present development requirements and our planned 2025 exploration programs. Since the start of 2025, we have brought three header houses (HHs) online at Lost Creek: HH 2-12 in January, HH 2-13 in March and HH 2-14 on May 1, 2025.

At Lost Creek, we drummed 83,066 pounds in 2025 Q1 as drying activities began to increase. This allowed us to increase the average flow rate into the plant to approximately 2,066 gallons per minute in March. Subsequently, we were able to increase the average flow rate to 2,762 gallons per minute in April, which led to increased production in April of 38,646 pounds captured and 43,226 pounds drummed.

The wellfield flow rate at Lost Creek increased by 44% since the beginning of March 2025 and is now routinely over 2,800 gallons per minute. Additional flow increases are expected throughout the summer as we bring on additional header houses and enhance flow in existing wells through routine maintenance and improvements. Head grade remains on target and remains on a positive trend.

The Lost Creek processing plant is reducing in-circuit inventory with both dryers operating routinely and other process circuits performing more consistently.

We are generally fully staffed at Lost Creek and retention has improved in recent months, including within our Lost Creek management group. This has allowed us to better train our staff and place a greater focus on their safety.

The Casper construction shop is functioning well and meeting our present header house development needs for Lost Creek and is in position to meet our development needs at Shirley Basin as we move towards production there.

With much development and pre-construction advanced at Shirley Basin in 2024, we are now progressing wellfield development, construction of the modular office building (expected to be complete in 2025 Q3), additional roadwork, and earthwork at the plant site to allow concrete work to begin in May.

As noted above, hiring completed for Shirley Basin includes our Mine Manager and several key managers, nearly all construction and casing staff and the first among our wellfield services team. Our staff of production geologists is in place at the project. In Q2, we will onboard an engineer, a health physicist and geological logging staff, all of whom have been hired. Our phased recruitment program is anticipated to allow for more thorough safety and task training of staff prior to commencement of operations.

We look forward to the commencement of operations at Shirley Basin, as it will diversify our production sources and further support our efforts to remain a leading U.S. uranium producer. We also anticipate restarting exploration programs to identify additional mineral resources and supplement future production.

As discussed above, we have secured multi-year sales agreements with leading nuclear companies, including several which include market-related pricing components. We now have seven agreements that call for combined annual delivery of a base amount of 440,000 to 1,300,000 pounds of U3O8 from 2025 through 2030, with additional deliveries of 100,000 called for in 2032 and 2033. Sales prices are anticipated to be profitable on an all-in production cost basis and escalate annually from initial pricing.

Our cash position as of May 2, 2025, was $66.0 million.

With additional staff and contractors and significant construction and operational activity at both mine sites, we continue to focus on maintaining safe and compliant operations.

About Ur-Energy

Ur-Energy is a uranium mining company operating the Lost Creek in situ recovery uranium facility in south-central Wyoming. We have produced and packaged approximately 2.9 million pounds U3O8 from Lost Creek since the commencement of operations. Ur-Energy has all major permits and authorizations to begin construction at Shirley Basin, the Company’s second in situ recovery uranium facility in Wyoming and is advancing Shirley Basin construction and development following the March 2024 ‘go’ decision for the mine. We await the remaining regulatory authorization for the expansion of Lost Creek. Ur-Energy is engaged in uranium mining, recovery and processing activities, including the acquisition, exploration, development, and operation of uranium mineral properties in the United States. The primary trading market for Ur-Energy’s common shares is on the NYSE American under the symbol “URG.” Ur-Energy’s common shares also trade on the Toronto Stock Exchange under the symbol “URE.” Ur-Energy’s corporate office is in Littleton, Colorado and its registered office is in Ottawa, Ontario.

FOR FURTHER INFORMATION, PLEASE CONTACT

John W. Cash, Chairman, CEO and President

+1 720-981-4588, ext. 303

John.Cash@Ur-Energy.com

Cautionary Note Regarding Forward-Looking Information

This release may contain “forward-looking statements” within the meaning of applicable securities laws regarding events or conditions that may occur in the future (e.g., our ability to maintain operations at Lost Creek and construction and buildout at Shirley Basin in a safe and compliant fashion; ability and timing to complete our ramp-up to full production levels at Lost Creek; our ability to timely deliver into our contractual obligations; the ability to advance development and construction priorities at Lost Creek and Shirley Basin including further recruitment, training and retention of employees; whether we will proceed with the planned exploration programs and what the results will be; and the ability to complete build out of Shirley Basin as currently projected and budgeted) and are based on current expectations that, while considered reasonable by management at this time, inherently involve a number of significant business, economic and competitive risks, uncertainties and contingencies. Generally, forward-looking statements can be identified by the use of forward-looking terminology such as “plans,” “expects,” “does not expect,” “is expected,” “is likely,” “estimates," “intends,” “anticipates,” “does not anticipate,” or “believes,” or variations of the foregoing, or statements that certain actions, events or results “may,” “could,” “might” or “will be taken,” “occur,” “be achieved” or “have the potential to.” All statements, other than statements of historical fact, are considered to be forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements express or implied by the forward-looking statements. Factors that could cause actual results to differ materially from any forward-looking statements include, but are not limited to, capital and other costs varying significantly from estimates; failure to establish estimated resources and reserves; the grade and recovery of ore which is mined varying from estimates; production rates, methods and amounts varying from estimates; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; inflation; changes in exchange rates; fluctuations in commodity prices; delays in development and other factors described in the public filings made by the Company at www.sedarplus.ca and www.sec.gov. Readers should not place undue reliance on forward-looking statements. The forward-looking statements contained herein are based on the beliefs, expectations and opinions of management as of the date hereof and Ur-Energy disclaims any intent or obligation to update them or revise them to reflect any change in circumstances or in management’s beliefs, expectations or opinions that occur in the future.